UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2007

Berliner Communications, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-28579 (Commission File Number)	75-2233445 (IRS Employer Identification No.)
20 Bushes Lane Elmwood Park, New Jersey (Address of Principal Executive Offices)	07407 (Zip Code)

Registrant's telephone number, including area code: (201) 791-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Berliner Communications, Inc. (“Berliner”) is filing this Amendment No. 1 to Current Report on Form 8-K to amend its Current Report on Form 8-K filed by Berliner on March 6, 2007 (the “Prior 8-K”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 28, 2007, our wholly-owned subsidiary BCI Communications, Inc. (“BCI”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Digital Communication Services, Inc., a Texas corporation (“Digitcom”), J&J Leasing Partnership, a Texas general partnership (“J&J”), and the shareholders of Digitcom for the purchase of certain assets, excluding cash and receivables, of Digitcom and property of J&J, and assumption of certain liabilities of Digitcom.

On March 6, 2007, Berliner filed the Prior 8-K to report, among other things, the purchase of substantially all of the assets of Digitcom, as more thoroughly described therein. At the time of the filing of the Prior 8-K, certain financial statements were not available and, accordingly, were not filed with the Prior 8-K. Berliner is filing this Amendment to the Prior 8-K to include those financial statements and the pro forma financial information required to be filed under Item 9.01.

We are filing this Amendment No. 1 to the Prior 8-K to include this financial information.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The following financial statements of Digital Communication Services, Inc. are filed herewith. The financial statements are included in this report as Exhibit 99.1 hereto, which follow the signature page of this report:

Exhibit 99.1 - Audited Consolidated Financial Statements of Digital Communication Services, Inc. as of December 31, 2005 and 2004 and Unaudited Consolidated Financial Statements of Digital Communication Services, Inc. as of December 31, 2006.

(b)	Pro Forma financial information

The following financial statements of Digital Communication Services, Inc. are filed herewith. The financial statements are included in this report as Exhibit 99.2 hereto, which follow the signature page of this report:

Exhibit 99.2 - Unaudited Pro Forma Consolidated Financial Statements of Berliner Communications, Inc. as of June 30, 2006.

(c)	Exhibits

99.1
Audited Consolidated Financial Statements of Berliner Communications, Inc. as of December 31, 2005 and 2004 and Unaudited Consolidated Financial Statements of Berliner Communications, Inc. as of December 31, 2006.

99.2	Unaudited Pro Forma Consolidated Financial Statements of Berliner Communications, Inc. as of June 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERLINER COMMUNICATIONS, INC.

Date: May 16, 2007	By: /s/ Rich Berliner

Name: Rich Berliner Title: Chief Executive Officer